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                                                                   Exhibit 10(c)










                                    ADMINISTRATION AGREEMENT dated as of______
                           ________ , 1996, among KEYCORP STUDENT LOAN
                           TRUST 1996-A, a New York trust (the "Issuer"), KEY BANK USA, NATIONAL ASSOCIATION, a national banking association, as administrator (the "Administrator"), and _______________________________________________
                           __________________ , a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").


                               W I T N E S S E T H


                  WHEREAS the Issuer is issuing the Floating Rate Asset Backed Notes (the "Notes") pursuant to the Indenture dated as of September 1, 1996 (the "Indenture"), between the Issuer and the Indenture Trustee (capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture, which also contains rules of usage and construction that shall be applicable herein);

                  WHEREAS the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Certificates, including the Sale and Servicing Agreement, the Supplemental Sale and Servicing Agreement, the Note Depository Agreement, the Certificate Depository Agreement (the Certificate Depository Agreement and the Note Depository Agreement being collectively referred to herein as the "Depository Agreement"), the Guarantee Agreements and the Indenture (all such agreements being collectively referred to herein as the "Related Agreements");

                  WHEREAS, pursuant to the Related Agreements, the Issuer and the Eligible Lender Trustee are required to perform certain duties in connection with (a) the Notes and the Collateral therefor pledged pursuant to the Indenture and (b) the Certificates (the registered holders of the Certificates being referred to herein as the "Owners");

                  WHEREAS the Issuer and the Eligible Lender Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Eligible Lender Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Eligible Lender Trustee may from time to time request;






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                  WHEREAS the Administrator has the capacity to provide the
services required hereby and is willing to perform such services for the Issuer and the Eligible Lender Trustee on the terms set forth herein;


                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                  1.  DUTIES OF THE ADMINISTRATOR.
                      ----------------------------

                  (a) DUTIES WITH RESPECT TO THE INDENTURE AND DEPOSITORY AGREEMENT. The Administrator shall perform all its duties as Administrator and the duties of the Issuer under the Depository Agreement. In addition, the Administrator shall consult with the Eligible Lender Trustee as the Administrator deems appropriate regarding the duties of the Issuer under the Indenture and the Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Eligible Lender Trustee when action is necessary to comply with the Issuer's duties under the Indenture and the Depository Agreement. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Depository Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Indenture, including such of the foregoing as are required with respect to the following matters (references are to sections of the Indenture):

                  (A) the duty to cause the Note Registrar to keep the Note Register and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

                  (B) the fixing or causing to be fixed of any specified record date and the notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.07(c));

                  (C) the preparation of or obtaining of the documents and instruments required for authentication of





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                                                                               3










         the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

                  (D) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.09);

                  (E) the duty to cause the Note Registrar to maintain on behalf of the Issuer an office in the Borough of Manhattan, City of New York, for registration of transfer or exchange of Notes
         (Section 3.02);

                  (F) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                  (G) the direction to the Paying Agents to deposit moneys with the Indenture Trustee (Section 3.03);

                  (H) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.04);

                  (I) the preparation of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Indenture Trust Estate (Section 3.05);

                  (J) the delivery by the Issuer of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, in accordance with Section 3.06 of the Indenture, as to the Indenture Trust Estate, and the annual delivery of the Officers' Certificate of the Issuer and certain other statements, in accordance with Section
         3.09 of the Indenture, as to compliance with the Indenture (Sections
         3.06 and 3.09);

                  (K) the identification to the Indenture Trustee in an Officers' Certificate of the Issuer of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));





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                  (L) the notification of the Indenture Trustee and the Rating
         Agencies of a Servicer Default known to the Administrator pursuant to the Sale and Servicing Agreement and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement or the Supplemental Sale and Servicing Agreement, the taking of all reasonable steps available to enforce the Issuer's rights under the Basic Documents in respect of such failure (Section 3.07(d));

                  (M) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10);

                  (N) the delivery of notice to the Indenture Trustee of each Event of Default, any Default under Section 5.01(iii) of the Indenture and each default by the Servicer, the Administrator or the Seller under the Sale and Servicing Agreement known to the Administrator (Section 3.18);

                  (O) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officers' Certificate of the Issuer and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto
         (Section 4.01);

                  (P) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

                  (Q) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections
         6.08 and 6.10);

                  (R) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

                  (S) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable State agencies and the Indenture Trustee of documents





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         required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

                  (T) the opening of one or more accounts in the Issuer's name, the preparation of Issuer Orders, Officers' Certificates of the Issuer and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections
         8.02 and 8.03);

                  (U) the preparation of an Issuer Request and Officers' Certificate of the Issuer and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.04 and 8.05);

                  (V) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

                  (W) the preparation of or obtaining of the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and the delivery of the same to the Eligible Lender Trustee and the Indenture Trustee, respectively (Section 9.06);

                  (X) the notification of Noteholders of redemption of the Notes or the duty to cause the Indenture Trustee to provide such notification (Section 10.02);

                  (Y) the preparation of all Officers' Certificates of the Issuer, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

                  (Z) the preparation and delivery of Officers' Certificates of the Issuer and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));






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                  (AA) the preparation and delivery to Noteholders and the
         Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06);

                  (BB) the recording of the Indenture, if applicable (Section 11.15); and

                  (CC) conducting on behalf of the Indenture Trustee any auction of the Financed Student Loans (Section 4.04).

                  (b) DUTIES WITH RESPECT TO THE ISSUER. (i) In addition to the duties of the Administrator set forth above and in the other Related Agreements, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Eligible Lender Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Eligible Lender Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Eligible Lender Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Related Agreements. Subject to Section 5 of this Agreement, and in accordance with the directions of the Eligible Lender Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Eligible Lender Trustee and are reasonably within the capability of the Administrator.

                  (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Eligible Lender Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an Owner as contemplated in Section 5.01(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Eligible Lender Trustee pursuant to such provision.

                  (iii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Eligible Lender Trustee set forth in Section 5.04(a), (b), (c) and (d) of the Trust Agreement with respect to, among other things, accounting and reports to Owners; PROVIDED,





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HOWEVER, that the Eligible Lender Trustee shall retain responsibility for the distribution of the Schedule K-1s necessary to enable each Owner to prepare its Federal and state income tax returns.

                  (iv) The Administrator shall perform the duties of the Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Eligible Lender Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement, the Sale and Servicing Agreement and the other Related Agreements.

                  (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; PROVIDED, HOWEVER, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

                  (c) NON-MINISTERIAL MATTERS. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Eligible Lender Trustee of the proposed action and the Eligible Lender Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                  (A) the amendment of or any supplement to the Indenture;

                  (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Financed Student Loans);

                  (C) the amendment, change or modification of the Related Agreements;

                  (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of Successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying





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         Agent or Indenture Trustee of its obligations under the
         Indenture; and

                  (E) the removal of the Indenture Trustee.

                  (d) EXCEPTIONS. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Administrator shall not be obligated to, and shall not, (1) make any payments to the Noteholders under the Related Agreements, (2) sell the Indenture Trust Estate pursuant to Section 5.04 of the Indenture, (3) take any other action that the Issuer directs the Administrator not to take on its behalf, (4) in connection with its duties hereunder assume any indemnification obligation of any other Person or (5) service the Financed Student Loans.

                  2. RECORDS. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

                  3. COMPENSATION. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to $3,000 per quarter payable in arrears on each Distribution Date which shall be solely an obligation of the Issuer.

                  4. ADDITIONAL INFORMATION TO BE FURNISHED TO THE ISSUER. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

                  5. INDEPENDENCE OF THE ADMINISTRATOR. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Eligible Lender Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Eligible Lender Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Eligible Lender Trustee.

                  6. NO JOINT VENTURE. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Eligible Lender Trustee as members of any partnership, joint venture, association, syndicate,





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unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

                  7. OTHER ACTIVITIES OF ADMINISTRATOR. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Eligible Lender Trustee or the Indenture Trustee.

                  8. TERM OF AGREEMENT; RESIGNATION AND REMOVAL OF ADMINISTRATOR. (a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

                  (b) The provisions of Article VI and Article VIII of the Sale and Servicing Agreement relating to the resignation or removal of the Administrator and the failure of the Administrator to perform its duties under this Agreement are hereby incorporated by reference herein.

                  9. ACTION UPON TERMINATION, RESIGNATION OR REMOVAL. Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) or the resignation or removal of the Administrator pursuant to Section 8(b) and the Sale and Servicing Agreement, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

                  10. NOTICES. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:






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                  (a)  if to the Issuer or the Eligible Lender
Trustee, to

                       KeyCorp Student Loan Trust 1996-A
                       c/o The First National Bank of Chicago
                       One First National Plaza
                       Suite 0126
                       Chicago, Illinois  60670
                       Attention:

                  (b)  if to the Administrator, to

                       Key Bank USA, National Association
                       5000 Tiedman Road
                       Brooklyn, Ohio  44144
                       Attention:


                  (c)  if to the Indenture Trustee, to

                       _______________________________________
                       _______________________________________
                       _______________________________________
                       Attention:_____________________________


or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

                  11. AMENDMENTS. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Eligible Lender Trustee, without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided that such amendment will not, in an Opinion of Counsel obtained on behalf of the Issuer and satisfactory to the Indenture Trustee and the Eligible Lender Trustee, materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Issuer, the Administrator and the Indenture Trustee with the written consent of the Eligible Lender Trustee, the Noteholders of at least a majority in the Outstanding Amount of the Notes and the Certificateholders





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of at least a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; PROVIDED, HOWEVER, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Financed Student Loans or distributions that are required to be made for the benefit of the Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Noteholders and the Certificateholders which are required to consent to any such amendment, without the consent of all Outstanding Noteholders and Certificateholders. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Depositor, which permission shall not be unreasonably withheld. Prior to the execution of any such amendment, the Administrator shall furnish written notification of the substance of such amendment to each of the Rating Agencies.

                  12. SUCCESSORS AND ASSIGNS. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.05 and 6.08 of the Sale and Servicing Agreement, this Agreement may not be assigned by the Administrator. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

                  l3. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  14. HEADINGS. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

                  15. COUNTERPARTS. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

                  16. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.





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                  17. NOT APPLICABLE TO KEY BANK USA, NATIONAL ASSOCIATION IN
OTHER CAPACITIES. Nothing in this Agreement shall affect any obligation Key Bank USA, National Association may have in any other capacity under the Basic Documents.

                  18. PROVISIONS OF SALE AND SERVICING AGREEMENT CONTROL. The provisions of the Sale and Servicing Agreement relating to the Administrator and to this Agreement shall in all events govern and are hereby incorporated herein and, to the extent any provision herein shall be inconsistent with any such provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement shall govern.

                  19. LIMITATION OF LIABILITY OF ELIGIBLE LENDER TRUSTEE AND INDENTURE TRUSTEE. (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by ___________________________ not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall______________________________________________________________ in its
individual capacity or any Owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer thereunder, the Eligible Lender Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

                  (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Bankers Trust Company not in its individual capacity but solely as Indenture Trustee and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                  20. THIRD-PARTY BENEFICIARIES. The Eligible Lender Trustee is a third-party beneficiary to this





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Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                         KEYCORP STUDENT LOAN TRUST
                                         1996-A,

                                             by ________________________
                                             _______________, not in its
                                             individual capacity but
                                             solely as Eligible Lender
                                             Trustee,

                                                 by
                                                    ------------------------
                                                    Name:
                                                    Title:


                                         ________________________, not
                                         in its individual capacity but
                                         solely as Indenture Trustee,

                                           by
                                                  ----------------------
                                                  Name:
                                                  Title:


                                         KEY BANK USA, NATIONAL
                                         ASSOCIATION, as Administrator,

                                           by
                                                  ------------------------
                                                  Name:
                                                  Title: